UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

October 7, 2026
Date of Report (date of earliest event reported)
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Rivian Automotive, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-41042 (Commission File Number)	47-3544981 (IRS Employer Identification Number)
14600 Myford Road Irvine, California 92606
(Address of principal executive offices) (Zip code)
(888) 748-4261
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	RIVN	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 7, 2026 (the “Funding Date”), Rivian Automotive, Inc. (the “Company”) announced the funding of the committed $1.0 billion, 10-year term loan facility from Volkswagen Group that was entered into in connection with the parties’ existing joint venture agreement. The facility is non-recourse to the Company, carries a 6.03% per annum fixed interest rate and is secured by the 50% equity interest in the Joint Venture (as defined below) owned by Rivian JV SPC, LLC (“Rivian SPV”), a wholly-owned subsidiary of the Company.

As previously disclosed in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on November 12, 2024, in connection with the formation of Rivian and Volkswagen Group Technologies, LLC (formerly known as Rivian and VW Group Technology, LLC) (the “Joint Venture”), (1) the Joint Venture, as borrower, and Volkswagen Specter LLC (“VW SPV”), as lender, entered into that certain Loan A Agreement (the “Loan A Agreement”) and (2) Rivian SPV, as borrower, the Joint Venture, as lender, and the Company entered into that certain Loan B Agreement (the “Loan B Agreement” and, together with the Loan A Agreement, the “Loan Agreements”). Each of the Loan Agreements provides for a committed $1.0 billion term loan facility.

On the Funding Date, the term loans under the Loan Agreements were funded in the full committed amount of $1.0 billion. The proceeds of the term loan under the Loan A Agreement (“Loan A”) were used by the Joint Venture to fund the concurrent borrowing by Rivian SPV of the term loan under the Loan B Agreement (“Loan B” and, together with Loan A, the “Loans”). Rivian SPV used the proceeds of Loan B to make a distribution to the Company, which intends to use such proceeds for general corporate purposes.

The material terms of the Loans are as follows:

•Maturity. Each of the Loans will mature on October 7, 2036, the tenth anniversary of the Funding Date.
•Amortization. Beginning on the third anniversary of the Funding Date, $100.0 million of principal under each Loan will be repaid each year, payable in installments of $50.0 million twice a year, with the balance of the principal amount due on the final maturity date.
•Interest Rate. Interest on each of the Loans accrues at a fixed rate per annum equal to 5.93%, in the case of Loan A, and 6.03%, in the case of Loan B. Interest on each of the Loans will be paid on a semi-annual basis, with the first interest payment on each of the Loans due on the second anniversary of the Funding Date.
•Prepayment. Loan B may be prepaid without any prepayment premium or penalty upon prior written notice. To the extent a prepayment is made with respect to Loan B, a mandatory prepayment shall be made to Loan A in the amount equal to the Loan B prepayment or an amount required to pay Loan A in full.
•Security. Loan A is secured by all assets of the Joint Venture. Loan B is secured only by the equity interests in the Joint Venture owned by Rivian SPV.
•No Guarantee; Limited Recourse. Neither of the Loans is guaranteed by the Company or any other person or entity. The Company is a party to the Loan B Agreement only for the purpose of certain limited agreements, representations and warranties contained therein. The sole recourse for any event of default under the Loan B Agreement is to the collateral, and the Company does not have any liability thereunder.
•Covenants. The Loan Agreements contain customary representations and warranties, covenants, and events of default with respect to the respective borrowers under each Loan Agreement. The Loan B Agreement contains additional covenants generally consistent with (and applicable to the same entities as) the covenants in the Company's senior secured asset-based revolving credit facility.

It is expected that interest and principal payments made by Rivian SPV to the Joint Venture under the Loan B Agreement will be used by the Joint Venture to make the corresponding payments to VW SPV under the Loan A Agreement, and for general corporate purposes.

The foregoing description of the Loan Agreements does not purport to be complete and is qualified in its entirety by reference to the Loan Agreements, copies of which were filed as Exhibits 10.3 and 10.4 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on November 12, 2024, and are incorporated herein by reference.

Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the Company's expected use of proceeds from the Loans. You can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “forecasts,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements use these words or expressions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition, and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements, including, but not limited to, the important factors discussed in Part II, Item 1A, “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, and its other filings with the Securities and Exchange Commission. The forward-looking statements in this Current Report on Form 8-K are based upon information available to us as of the date of this Current Report on Form 8-K, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely upon these statements. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVIAN AUTOMOTIVE, INC.

Date: October 7, 2026	By:	/s/ Claire McDonough
	Name:	Claire McDonough
	Title:	Chief Financial Officer